UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2015
Date of Report

Silverton Energy, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	98-0680168
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

297 Kingsbury Grade, Suite 208, Stateline, NV 89449
(Address of principal executive offices)

702-522-1521
(Issuer’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)           Previous Independent Accountant

On August 27, 2015, PLS CPA (“PLS”) resigned as the principal independent registered public accounting firm for Silverton Energy, Inc. (the “Company”).  The Audit Reports of PLS, dated January 13, 2015 and January 14, 2014, on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated January 13, 2015 for the fiscal year ended September 30, 2014, and the report dated January 14, 2014 for the fiscal year ended September 30, 2013, contained statements indicating there is substantial doubt about the Company’s ability to continue as a going-concern.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of PLS’s resignation, there have been no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PLS, would have caused them to make reference thereto in their report on the financial statements for such periods.

On February 16, 2016, the Company provided a copy of this report on Form 8-K to PLS, requesting their comments on the information contained herein.  The responsive letter from PLS is herewith filed as an exhibit to this current report on Form 8-K as Exhibit 16.1.

b)           New Independent Accountant

On December 14, 2015, the Board of Directors of the Company engaged Zwick & Banyai, PLLC as the principal independent registered public accounting firm of the Company for the fiscal year ending September 30, 2015.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Zwick & Banyai, PLLC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Zwick & Banyai, PLLC, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Zwick & Banyai, PLLC, on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT INDEX

Exhibit	Description

16.1	Responsive Letter from PLS CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERTON ENERGY, INC.
Date: February 16, 2016	By: /s/ Thomas Roger Sawyer Name: Thomas Roger Sawyer Title: CEO